SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2008

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Results Way

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 10, 2008, DURECT Corporation, a Delaware corporation (“DURECT”), issued a press release announcing that a New Drug Application (NDA) for Remoxy™ (ORADUR™-based oxycodone) has been submitted to the U.S. Food and Drug Administration (FDA). Remoxy, an investigational drug, is a long acting oral formulation of oxycodone intended to treat moderate to severe pain. Based on DURECT’s ORADUR technology, Remoxy is designed to resist common methods of prescription drug misuse and abuse. A copy of DURECT’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of DURECT Corporation dated June 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: June 10, 2008	By:	/s/ James E. Brown
James E. Brown President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of DURECT Corporation dated June 10, 2008